Exhibit 99.1

S&P Upgrades National Public Finance Guarantee Corp. and MBIA Inc.

ARMONK, N.Y.--(BUSINESS WIRE)--March 18, 2014--MBIA Inc. (NYSE: MBI) today announced that Standard & Poor’s Ratings Services (S&P) has upgraded its financial strength rating on MBIA Inc.’s primary financial guarantee insurance subsidiary, National Public Finance Guarantee Corp. (National), to “AA-” from “A”. At the same time, S&P upgraded the counterparty credit rating of MBIA Inc. to “A-” from “BBB”. The outlook on both companies is stable. S&P’s upgrade of National recognizes its extremely strong capital adequacy position, strong operating performance and expected strong competitive position in the financial guarantee market. The upgrade to MBIA Inc.’s rating reflects S&P’s view that National is its principal source of cash flow for debt service and expense needs.

Commenting on the upgrades, MBIA CEO Jay Brown said, “We’re pleased that S&P has recognized the positive steps we’ve taken to reduce risk and volatility throughout the organization as well as National’s strong financial profile and competitive prospects. With a rating in the double-A range now in hand, National will turn its attention toward executing its business plan and supporting the credit enhancement needs of municipalities across the United States. MBIA Inc.’s single-A minus rating will significantly enhance its financial flexibility and provide us with greater opportunities to reduce holding company leverage over time.”

Forward-Looking Statements

The information contained in this press release should be read in conjunction with our filings made with the Securities and Exchange Commission. This release includes statements that are not historical or current facts and are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “project,” “plan,” “expect,” “intend,” “will likely result,” “looking forward” or “will continue,” and similar expressions identify forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other risks and uncertainties, the possibility that the Company will experience increased credit losses or impairments on public finance obligations we insure issued by state, local and territorial governments and finance authorities that are experiencing unprecedented fiscal stress, the possibility that MBIA Corp. will have inadequate liquidity to pay expected claims as a result of increased losses on certain structured finance transactions, in particular residential mortgage-backed securities transactions that include a substantial number of ineligible mortgage loans, or a delay or failure in collecting expected recoveries, the possibility that loss reserve estimates are not adequate to cover potential claims, a disruption in the cash flow from our subsidiaries or an inability to access capital and our exposure to significant fluctuations in liquidity and asset values within the global credit markets as a result of collateral posting requirements, our ability to fully implement our strategic plan, including our ability to achieve high stable ratings for National and generate investor demand for our financial guarantees, deterioration in the economic environment and financial markets in the United States or abroad, and adverse developments in European sovereign credit performance, real estate market performance, credit spreads, interest rates and foreign currency levels, the effects of governmental regulation, including insurance laws, securities laws, tax laws, legal precedents and accounting rules; and uncertainties that have not been identified at this time. These and other factors that could affect financial performance or could cause actual results to differ materially from estimates contained in or underlying the Company’s forward-looking statements are discussed under the “Risk Factors” section in MBIA Inc.’s most recent Annual Report on Form 10-K, which may be updated or amended in the Company’s subsequent filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only to their respective dates. The Company undertakes no obligation to publicly correct or update any forward-looking statement if it later becomes aware that such result is not likely to be achieved.

MBIA Inc., headquartered in Armonk, New York is a holding company whose subsidiaries provide financial guarantee insurance, as well as related reinsurance, advisory and portfolio services, for the public and structured finance markets, and asset management advisory services. Please visit MBIA's website at www.mbia.com.

CONTACT:
MBIA Inc.
Media:
Kevin Brown, +1-914-765-3648
or
MBIA Inc.
Investor Relations:
Greg Diamond, +1-914-765-3190